SHARE EXCHANGE AGREEMENT

         THIS SHARE EXCHANGE AGREEMENT ("Agreement") is entered into this 30th day of April, 2004 by and between (a) Network USA, Inc., a Nevada corporation ("Network"), Richard J. Church ("Church") and Michael L. Mead ("Mead"), on the one hand, and (b) each equity owner of SunWin Technology Group, Inc, a Florida corporation (referred to herein, including its subsidiaries, affiliates and the like, as "Sunwin" unless the context requires otherwise), whose name appears on the signature page hereof under the caption "EQUITY OWNER" (referred to hereinafter singly as a "Equity Owner" and collectively as the "Equity Owners"), on the other hand.

                                    RECITALS:

         WHEREAS, each Equity Owner is the record and beneficial owner of the number of shares of common stock, par value $0.001 per share, of Sunwin (the "Sunwin Common Stock") set forth opposite their respective names on Schedule I hereto; and

         WHEREAS, Network desires to acquire from the Equity Owners, and the Equity Owners desire to convey to Network, all of the issued and outstanding Sunwin Common Stock, in exchange for shares of common stock, par value $.01 per share, of Network ("Network Common Stock"), all on the terms, provisions and conditions set forth hereinafter;

                                   AGREEMENT:

         NOW, THEREFORE, in consideration of the mutual covenants, agreements, representations and warranties set forth herein and other valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties agree as follows:

                                    ARTICLE 1
                               EXCHANGE OF SHARES

         1.1 Sunwin Common Stock. At the Closing, each Equity Owner shall transfer, convey and deliver to Network the number of shares of Sunwin Common Stock set forth opposite their respective names on Schedule I hereto, and shall deliver to Network stock certificates representing the Sunwin Common Stock, duly endorsed to Network or accompanied by duly executed stock powers.

         1.2 Network Common Stock. At the Closing, in exchange for the shares of Sunwin Common Stock transferred to Network pursuant to Section 1.1 above, Network shall issue and deliver to each Equity Owner the number of shares of Network Common Stock set forth opposite their respective names on Schedule I hereto. The transaction by which the transfer shall take place is referred to hereinafter as the "Exchange."

                                    ARTICLE 2
                                   THE CLOSING

         Subject to the terms, provisions and conditions contained in this Agreement, the closing of the Exchange (the "Closing") shall take place at 10:00 a.m. local time, on April 30, 2004, or on such other date as Network, Church, Mead, and the Equity Owners may mutually agree in writing (the "Closing Date"). The Closing may occur at such place and in such manner as the parties hereto may agree to. The Closing need not be one in which every party hereto is physically present but may be one in which all documents and instrument necessary to close the transactions provided for in or contemplated by this Agreement are transmitted among the parties by means of ordinary or express mails.

                                    ARTICLE 3

                             [INTENTIONALLY OMITTED]

                                    ARTICLE 4
                 REPRESENTATIONS AND WARRANTIES OF EQUITY OWNERS

         Each Equity Owner hereby represents, warrants and agrees, jointly and severally with respect to all representations, warranties and agreements made in this ARTICLE 4 except for those contained in Sections 4.4. 4.5, 4.6 and 4.7 with regard to an Equity Owner (which are made severally, but not jointly), to and with Network and Church and Mead that:

         4.1 Organization and Standing of Sunwin. Sunwin is a corporation duly organized, validly existing, and in good standing under the laws of the state of Florida. Sunwin has full requisite corporate power and authority to carry on its business as it is now being conducted, and to own, operate, and lease the properties now owned, operated, or leased by it. Sunwin is duly authorized and qualified to carry on its business in the manner as now conducted in each state in which authorization and qualification is required. Sunwin has made available to Network and its representatives as requested true, correct and complete copies of the contents of Sunwin's minute book, which are accurate in all respects and set forth fully and fairly all of the Sunwin's corporate transactions required to be authorized by its board of directors and/or shareholders.

         4.2 Capitalization of Sunwin. The authorized capital stock of Sunwin (the "Sunwin Capital Stock") consists of 500,000,000 shares of Sunwin Common Stock, 32,500,000 of which were issued and outstanding prior to the consummation of the Exchange, and 20,000,000shares of Preferred Stock, none of which are issued and outstanding. The shares of Sunwin Capital Stock issued and outstanding prior to the consummation of the Exchange are duly and validly authorized and issued and are fully paid and non-assessable, and were not issued in violation of the pre-emptive rights of any current or former shareholder. The shares of Sunwin Capital Stock issued and outstanding prior to the consummation of the Exchange were issued, and all secondary transfers of such shares permitted by Sunwin were made, in compliance with all applicable law (including, without limitation, available exemptions from the securities offering registration requirements of federal and state law). No option, warrant, call, subscription, convertible security, or commitment of any kind obligating Sunwin to issue any Sunwin Capital Stock exists. There is not any compensation plan applicable to any of the officers, directors, or employees of Sunwin under which compensation accrued or payable is determined, in whole or in part, by reference to Sunwin Capital Stock. There are no agreements or commitments obligating Sunwin to repurchase or otherwise acquire any Sunwin Capital Stock.

         4.3 Subsidiaries and Other Ventures. Except for the Sunwin's 80% ownership interest in Shantong Qufu National Green Engineering Company, Limited, a Peoples Republic of China entity (the "Subsidiary), Sunwin has no subsidiaries or affiliated corporations, and owns no capital stock, bond, or other security of, or has any equity or proprietary interest in, any corporation, partnership, joint venture, trust, or unincorporated association.

         4.4 Ownership of Stock. All of the outstanding shares of Sunwin Capital Stock is owned free and clear of any mortgage, lien, security interest, claim, charge, pledge, encumbrance and any restriction on the transfer thereof of any nature whatsoever. None of the outstanding shares of Sunwin Capital Stock is subject to any voting trust, voting agreement, or other agreement or understanding with respect to the voting thereof, nor is any proxy in existence with respect to any such shares.

         4.5 Capacity to Enter into Agreement. Each Equity Owner has full right, power and authority to execute and deliver this Agreement and all other agreements, documents and instruments to be executed in connection herewith and perform such its or his obligations hereunder and thereunder. When this Agreement and all other agreements, documents and instruments to be executed by an Equity Owner in connection herewith have been executed by such Equity Owner (as the case may be) and delivered to Network or Church and Mead, this Agreement and such other agreements, documents and instruments will constitute the valid and binding agreements of such Equity Owner (as the case may be), enforceable against such Equity Owner (as the case may be) in accordance with their respective terms.

         4.6 Conflicts. The execution, delivery, and consummation of the transactions contemplated by this Agreement will not (a) violate, conflict with or result in the breach or termination of, or otherwise give any other contracting party the right to terminate, or constitute a default (by way of substitution, novation or otherwise) under the terms of, any contract to which Sunwin or any Equity Owner is a party or by which Sunwin or any Equity Owner is bound or by which any of the assets of Sunwin or any Equity Owner is bound or affected, (b) violate any judgment against, or binding upon, Sunwin or any Equity Owner or upon the assets of Sunwin or any Equity Owner, (c) result in the creation of any lien, charge or encumbrance upon any assets of Sunwin or any Equity Owner pursuant to the terms of any such contract, or (d) violate any provision in the charter documents, bylaws or any other agreement affecting the governance and control of Sunwin.

         4.7 Consents. No consent from, or other approval of, any governmental entity or any other person, which has not been obtained, is necessary in connection with the execution, delivery, or performance of this Agreement by Sunwin or any Equity Owner.

         4.8 Financial Statements. Sunwin has attached to this Agreement as
Schedule 4.8 copies of the following financial statements (hereinafter collectively referred to as the "Financial Statements"): the unaudited balance sheet and income statements for each of the two years ended December 31, 2003 and 2002 and the unaudited balance sheet and income statement for the three months ended March 31, 2004 (the "Balance Sheet).

         (a) The Financial Statements are complete and correct, present fairly the financial condition of Sunwin as at the respective dates thereof, and the results of operations for the respective periods covered thereby, and have been prepared in accordance with generally accepted accounting principles applied on a consistent basis in the Peoples Republic of China;

         (b) There is no basis for the assertion of any liabilities or obligations, either accrued, absolute, contingent, or otherwise, which might adversely affect the value, use, operation or enjoyment of the assets or business of Sunwin, which liabilities or obligations are not expressly set forth on the Balance Sheet; and

         (c) Sunwin is not a party to or bound either absolutely or on a contingent basis by any agreement of guarantee, indemnification, assumption or endorsement or any like commitment of the obligations, liabilities or indebtedness of any other person (whether accrued, absolute, contingent or otherwise).

         4.9 Absence of Certain Changes and Events. Since the date of the Balance Sheet, there has not been:


         (a) Any adverse change in the financial condition, operations, business prospects, employee relations, customer relations, assets, liabilities (accrued, absolute, contingent, or otherwise) or income of Sunwin, or the business of Sunwin, from that shown on the Financial Statements;

         (b) Any declaration, setting aside, or payment of any distribution in respect of the equity interests in Sunwin, or any direct or indirect redemption, purchase, or any other acquisition of any such interests;

         (c) Any borrowing of, or agreement to borrow any funds or any debt, obligation, or liability (absolute or contingent) incurred by Sunwin (whether or not presently outstanding) except current liabilities incurred, and obligations under agreements entered into in the ordinary course of business;

         (d) Any mortgage, pledge, lien, security interest, charge, claim or other encumbrance created on or in any of Sunwin's properties or assets, except liens for current taxes not yet due and payable;

         (e) Any sale, assignment, or transfer of Sunwin's assets, except in the ordinary course of business, any cancellation of any debts or claims owed to Sunwin, any capital expenditures or commitments therefor exceeding in the aggregate $5,000, any damage, destruction or casualty loss exceeding in the aggregate $5,000 (whether or not covered by insurance), or any charitable contributions or pledges;

         (f) Any amendment or termination of any contract, agreement, license, or arrangement to which Sunwin is or was a party or to which any assets of Sunwin are or were subject, which amendment or termination has had, or may be reasonably expected to have, an adverse effect on the financial condition, properties, assets, liabilities (accrued, absolute, contingent, or otherwise), income or business of Sunwin; or

         (g) Any other material transaction by Sunwin outside the ordinary course of business or any other event or condition pertaining to, and adversely affecting the operations, assets, liabilities (accrued, absolute, contingent, or otherwise), income or business of Sunwin.

         4.10     Assets.
                  ------
         (a) Sunwin has good and indefeasible title to all of its properties, interests in properties, and assets, real and personal, free and clear of all mortgages, liens, pledges, charges, or encumbrances of any nature whatsoever, except liens for current taxes not yet due and payable;

         (b) All of Sunwin's machinery, equipment, appliances, motor vehicles and fixtures is in good operating condition and repair, subject only to ordinary wear and tear;

         (c) All of the inventories of Sunwin (including, without limitation, raw materials, spare parts and supplies, work-in-process, finished goods) consist of items of a quality, condition and quantity useable and saleable in the normal course of business; and

         (d) All of the accounts receivable of Sunwin are valid, subsisting, and genuine, arose out of bona fide transactions and are current and collectible, subject to reserves reflected on the Balance Sheet.

         4.11     Contracts.

        (a) All leases, contracts, agreements, arrangement or commitments to which Sunwin is a party are in good standing, valid, and effective; and

         (b) There is not, under any such lease, contract, agreement, arrangement or commitment, any existing or prospective default or event of default by Sunwin or event which with notice or lapse of time, or both would constitute a default and in respect to which Sunwin has not taken adequate steps to prevent a default from occurring; and, to the knowledge of any of the Equity Owners, no other party to any such lease, contract, agreement, arrangement or commitment, is in default or breach thereof nor has any event occurred which with notice or lapse of time would constitute a breach or default of any of such lease, contract, agreement, arrangement or commitment.

         4.12     Permits.

         (a) Sunwin holds all licenses, permits and authorizations required to carry on its business, and all such licenses, permits and authorizations are in good standing;

         (b) Sunwin is in full compliance with and not in default or violation with respect to any term or provision of any of its licenses, permits and authorizations;

         (c) No notice of pending, threatened, or possible violation or investigation in connection with, or loss of, any license, permit, or authorization of Sunwin, has been received by Sunwin;

         (d) None of the Equity Owners has any knowledge that the issuance of such a notice is being considered or of any facts or circumstances which form the basis for the issuance of such a notice; and

         (e) No license, permit, or authorization of Sunwin is affected by the transactions provided for herein or contemplated hereby.

         4.13     Intellectual Property.
         (a) Sunwin possesses all patents, trademarks, service marks, trade names, business names, copyrights, and registered designs, and applications and registrations thereof, trade secrets, confidential know-how and other intellectual property, including, but not limited to, product formulations, drawings, technical specifications, manufacturing data, and test and development data (the foregoing intellectual property is collectively referred to hereinafter as the "Intellectual Property") necessary to the conduct of its businesses, and the loss or expiration of any Intellectual Property or group of Intellectual Property would not have an adverse effect on the conduct of its businesses;

         (b) No such loss or expiration is threatened, pending or reasonably foreseeable;

         (c) Sunwin owns all right, title, and interest in and to all of the Intellectual Property;

         (d) There have been no claims made against Sunwin for the assertion of the invalidity, abuse, misuse, or unenforceability of any of such rights, and there are no grounds for the same;

         (e) Sunwin has not received a notice of conflict with the asserted rights of others; and

         (f) The conduct of Sunwin's business has not infringed any Intellectual Property of others and, to the best of the knowledge of any of the Equity Owners, the Intellectual Property of Sunwin has not been infringed by other persons.

         4.14     Employees.

         (a) Sunwin is not a party as an employer to any employment contract, agreement or understanding which is not terminable at will without any penalty, liquidated damages or other required payment;

         (b) Sunwin has satisfied all salaries, wages, unemployment insurance premiums, worker compensation payments, income tax, FICA and other deductions and any like payments required by law; and

         (c) Sunwin's employees are not unionized, and to the knowledge of any of the Equity Owners, there have not been attempts to unionize them.

         4.15     Employee Benefit Plans.

         (a) Neither Sunwin nor any of its ERISA Affiliates sponsors or has ever sponsored, maintained, contributed to, or incurred an obligation to contribute to, any Employee Pension Benefit Plan;

         (b) No individual shall accrue or receive additional benefits, service or accelerated rights to payments of benefits under any Employee Benefit Plan including the right to receive any parachute payment, as defined in Section 280G of the Code, or become entitled to severance, termination allowance or similar payments as a direct result of the transactions contemplated by this Agreement;

         (c) No Employee Benefit Plan has participated in, engaged in or been a party to any non-exempt Prohibited Transaction, and neither Sunwin nor any of its ERISA Affiliates has had asserted against it any claim for taxes under Chapter 43 of Subtitle D of the Code and Sections 4971 et. seq. of the Code, or for penalties under ERISA Section 502(c), (i) or (1) with respect to any Employee Benefit Plan nor, to the knowledge of any of the Equity Owners, is there a basis for any such claim. No officer, director or employee of Sunwin has committed a breach of any material responsibility or obligation imposed upon fiduciaries by Title I of ERISA with respect to any Employee Benefit Plan;

         (d) Other than routine claims for benefits, there is no claim pending or to the knowledge of any of the Equity Owners threatened, involving any Employee Benefit Plan by any person against such plan or Sunwin or any ERISA Affiliate. There is no pending or to the knowledge of any of the Equity Owners threatened proceeding involving any Employee Benefit Plan before the Internal Revenue Service, the U.S. Department of Labor or any other governmental authority;

         (e) There is no material violation of any reporting or disclosure requirement imposed by ERISA or the Code with respect to any Employee Benefit Plan;

         (f) Each Employee Benefit Plan has at all times prior hereto been maintained in all material respects, by its terms and in operation, in accordance with ERISA and the Code. Sunwin and its ERISA Affiliates have made full and timely payment of all amounts required to be contributed under the terms of each Employee Benefit Plan and applicable law or required to be paid as expenses under such Employee Benefit Plan. Each Employer Benefit Plan intended to be qualified under Code
                  Section 401(a) has received a determination letter to that effect from the Internal Revenue Service and no event has occurred and no amendment has been made that would adversely affect such qualified status;

         (g) With respect to any group health plans maintained by Sunwin or its ERISA Affiliates, whether or not for the benefit of Sunwin's employees, Sunwin and its ERISA Affiliate have complied in all material respects with the provisions of Part 6 of Title I of ERISA and 4980B of the Code. Sunwin is not obligated to provide health care benefits of any kind to its retired employees pursuant to any Employee Benefit Plan, including without limitation any group health plan, or pursuant to any agreement or understanding; and

         (h) Sunwin has made available to Network a copy of the three (3) most recently filed federal Form 5500 series and accountant's opinion, if applicable, for each Employee Benefit Plan and all applicable Internal Revenue Service determination letters.

         For purposes of this Section 4.15, the following definitions shall apply:

         (t) "COBRA" means the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended, as set forth in Section 4980B of the Code and Part 6 of Title I of ERISA.

         (u)      "Code" means the Internal Revenue Code of 1986, as amended.

         (v) "Employee Benefit Plan means any employee benefit plan, as defined in Section 3(3) of ERISA, that is sponsored or contributed to by Sunwin or any ERISA Affiliate covering employees or former employees of Sunwin.

         (w) "Employee Pension Benefit Plan" means any employee pension benefit plan, as defined in Section 3(2) of ERISA, that is subject to Title IV of ERISA.

         (x) "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

         (y) "ERISA Affiliate" of any person means any other person that, together with such person as of the relevant measuring date under ERISA, was or is required to be treated as a single employer under Section 414 of the Code.

         (z) "Prohibited Transaction" means a transaction that is prohibited under Section 4975 of the Code or Section 406 of ERISA and not exempt under Section 4975 of the Code or Section 408 of ERISA, respectively.

         4.16     Litigation.

         (a) There is no pending suit, action, or legal, administrative, arbitration, or other proceeding or governmental investigation to which Sunwin is a party or which adversely affects or might adversely affect Sunwin;

         (b) Sunwin is not in default with respect to any judgment, order, writ, injunction, decree, or award applicable to it of any court or other governmental instrumentality or arbitrator; and

         (c) There is no action, suit, proceeding, or claim pending or, to the knowledge of any of the Equity Owners, threatened against Sunwin by persons not a party to this Agreement wherein an unfavorable decision, ruling, or finding would render unlawful or otherwise adversely affect the consummation of the transactions contemplated by this Agreement or would result in a loss in an amount exceeding $10,000.

         4.17     Compliance with Law.

         (a) Sunwin is not in violation of, or in default with respect to, or in alleged violation of or alleged default with respect to, any applicable law, rule, regulation, permit, or any writ or decree of any court or any governmental commission, board, bureau, agency, or instrumentality, including without limitation, any laws, ordinances, rules, regulations, permits, or orders relating to the business of Sunwin, or the business operations and practices, health and safety, and employment practices of Sunwin;

         (b) Sunwin is not delinquent with respect to any report required to be filed with any governmental commission, board, bureau, agency, or instrumentality, or with any trade association or certification organization that has in the past certified or endorsed the business of Sunwin; and

         (c) Sunwin is not delinquent with respect to any reports required by private covenants or agreements to which it is a party.

           4.18   Taxes.   Sunwin   has   delivered   to   Network   or  its
          representatives as requested true, correct and complete copies of all federal, state, and other appropriate jurisdictional tax returns, reports, and estimates regarding Sunwin (collectively, the "Returns").

          (a) Each of the Returns is complete, proper and accurate and has been timely filed with appropriate governmental agencies by Sunwin for each period for which such Return was due;

         (b) All taxes shown by the Returns to be due and payable have been timely paid;

         (c) The tax provision and accruals reflected in the Balance Sheet are adequate to cover the liability at the date thereof for all taxes based on income, sales, business, or assets, as well as any other taxes;

         (d) Sunwin has not given or been requested to give, or executed, any extension of time or waiver of any statute of limitations with respect to federal, state, or other political subdivision income or other tax for any period;

         (e) Sunwin has not received any notice of deficiency or assessment issued or proposed deficiency or assessment by the Internal Revenue Service or any other taxing authority; and

         (f) There is no pending audit or inquiry of Sunwin, nor has Sunwin received any oral or written notice of any proposed audit or inquiry by any taxing authority or jurisdiction, other than the Subsidiary's annual audit consistent with applicable law.

         4.19     Insurance.

         (a) All insurance policies either maintained by Sunwin or maintained by any other person which relates to Sunwin or its assets in any manner as of the date hereof (collectively, the "Insurance Policies") are still in full force and effect, and all premiums due thereon have been paid;

         (b) Sunwin has complied in all material respects with the provisions of all Insurance Policies;

         (c)      No claim is pending under any of the Insurance Policies;

         (d) There are no outstanding requirements or recommendations by any insurance company that issued any of the Insurance policies or by any Board of Fire Underwriters or other similar body exercising similar functions or by any governmental authority exercising similar functions which requires or recommends any changes in the conduct of the business of, or any repairs or other work to be done on or with respect to any of the properties or assets of, Sunwin; and

         (e) Sunwin has not received any notice or other communication from any such insurance company within the three (3) years preceding the date hereof canceling or materially amending or materially increasing the annual or other premiums payable under any of the Insurance Policies, and (to any of the Equity Owners's knowledge) no such cancellation, amendment or increase of premiums is threatened.

         4.20     Environmental Matters.

         (a) Sunwin is in compliance with all applicable federal, state and local laws and regulations relating to pollution control and environmental contamination including, but not limited to, all laws and regulations governing the generation, use, collection, treatment, storage, transportation, recovery, removal, discharge or disposal of Hazardous Materials (as defined below) and all laws and regulations with regard to record keeping, notification and reporting requirements respecting Hazardous Materials;

         (b) Sunwin has not received any notice from any governmental agency with respect to any alleged violation by it of any applicable federal, state or local environmental or health and safety statutes and regulations in connection with Sunwin's operations, nor does any of the Equity Owners know of any basis for any investigation or proceeding against it by any federal, state or local environmental or health and safety enforcement agency in connection with the operation of the business;

         (c) Sunwin has not been alleged to be in violation of, or has been subject to any administrative or judicial proceeding pursuant to, such laws and regulations, either now or at any time during the past five years, and so far as any of the Equity Owners is aware, there are no such threatened or proposed violations with respect to such locations;

         (d) There are no permits, licenses, consents, filings or other approvals necessary or required to be obtained or made by laws and regulations relating to Hazardous Material, pollution controls and environmental contamination in connection with Sunwin's business;

         (e) Sunwin is not a party to any contract or other agreement relating to the storage, transportation, treatment or disposal of Hazardous Materials;

        (f) There are no claims or facts or circumstances that any of the Equity Owners reasonably believes could form the basis for the assertion of any claim relating to environmental matters involving Sunwin, including, but not limited to, any claim arising from past or present practices of the business of Sunwin, or with respect to properties now or previously owned or leased, as asserted under the Comprehensive Environmental Response, Compensation, nd Liability Act of 1980, 42 U.S.ss.ss
                .9601-9657  and any  amendments  thereto  ("CERLA"),  or the
                 Resource Conservation and Recovery Act, 42 U.S..ss.ss.6901-6987 and any amendments thereto ("RCRA"), any other federal, state or local environmental statute, or the generation, use, treatment, disposal, discharge, ownership, operation, transportation, storage of Hazardous Materials, or any other related act or omission of Sunwin;

         (g) Sunwin is not subject to any remedial obligation under applicable law or administrative order or decree pertaining to environmental, health or safety statutes or regulations, including, without limitation, CERLA, RCRA or any similar state statute;

         (h) Sunwin has determined that no Hazardous Material or other substances known or suspected to pose a threat to health or the environmental have been disposed of or otherwise released on or near any real property or improvements of Sunwin, and there are no off-site locations where Hazardous Materials associated in any way with Sunwin have been generated, used, collected, treated, stored, transported, recycled, discharged or disposed of; and

         (i) To the best of any of the Equity Owners's knowledge and belief, after diligent investigation and inquiry, no real property is owned or leased by Sunwin that is on any federal or state "Superfund" list or subject to any environmentally related liens, and no claim has been made or threatened alleging damages arising from any Hazardous Materials or other substances known or suspected to pose a threat to health or the environment.

         The term "Hazardous Materials" shall mean materials, substances, waste or by-products defined as "hazardous substances", "hazardous wastes" or "solid wastes" in CERLA, RCRA or any other federal, state or local environmental statute or regulation or any unwholesome toxic or radioactive material. For the purposes of this representation and warranty, the term "claim" shall mean any and all claims, demands, causes of action, suits, proceedings, administrative proceedings, losses, judgments, decrees, debts, damages, liabilities, costs, and attorneys' fees and other expenses regarding or against the assets of Sunwin.

         4.21     Transactions with Affiliated Parties.

         (a) There are no transactions currently engaged in between Sunwin and any party affiliated with Sunwin (other than transactions inherent in the normal capacities of shareholders, officers, directors, or employees);

         (b) Except for the ownership of non-controlling interests in securities of corporations the shares of which are publicly traded, no party affiliated with Sunwin has any investment or ownership interest, directly, indirectly, or beneficially, in any competitor or potential competitor, major supplier, or customer of Sunwin; and

         (c) There are no agreements to which Sunwin is a party under which the transactions contemplated by this Agreement (i) will require payment by Sunwin or any consent or waiver from any shareholder, officer, director, employee, consultant or agent of Sunwin, or (ii) will result in any change in the nature of any rights of any shareholder, officer, director, employee, consultant or agent of Sunwin under any such agreement.

         4.22 Securities Representations. Each Equity Owner believes that such Equity Owner is familiar with the business and financial condition, properties, operations and prospects of Network, such Equity Owner has been given full access to all material information concerning the condition, properties, operations and prospects of Network, and such Equity Owner has had an opportunity to ask such questions of, and to receive such information from, Network as such Equity Owner has desired and to obtain any additional information necessary to verify the accuracy of the information and data received; such Equity Owner has such knowledge, skill and experience in business, financial and investment matters so that such Equity Owner is capable of evaluating the merits and risks of an acquisition of Network Common Stock; such Equity Owner has reviewed such Equity Owner's financial condition and commitments and that, based on such review, such Equity Owner is satisfied that such Equity Owner (a) has adequate means of providing for contingencies, (b) has no present or contemplated future need to dispose of all or any of Network Common Stock to satisfy existing or contemplated undertakings, needs or indebtedness, (c) is capable of bearing the economic risk of the ownership of Network Common Stock for the indefinite future, and (d) has assets or sources of income which, taken together, are more than sufficient so that such Equity Owner could bear the loss of the entire value of Network Common Stock; such Equity Owner is acquiring Network Common Stock solely for such Equity Owner's own beneficial account, for investment purposes, and not with a view to, or for resale in connection with, any distribution of Network Common Stock; such Equity Owner understands that Network Common Stock has not been registered under the Securities Act of 1933 or any state securities laws and therefore Network Common Stock is "restricted" under such laws; and such Equity Owner has not offered or sold any portion of Network Common Stock and has no present intention of reselling or otherwise disposing of any portion of Network Common Stock either currently or after the passage of a fixed or determinable period of time or upon the occurrence or non-occurrence of any predetermined event or circumstance.

         4.23 Finder's Fees; Certain Expenses. Except as set forth on Schedule
4.23 hereto, all negotiations relative to this Agreement and the transactions contemplated hereby have been carried on by Sunwin and the Equity Owners directly with Network, Church and Mead, without the intervention of any other person as the result of any act of any of them, and as far as is known to any of the Equity Owners, without the intervention of any other person in such manner as to give rise to any valid claim against any of the parties hereto for a brokerage commission, finder's fee, or any similar payment.

         4.24 Untrue Statements. This Agreement, the schedules and exhibits hereto, and all other documents and information furnished by Sunwin or any of the Equity Owners, or any of their respective representatives pursuant hereto or in connection herewith, do not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements made herein and therein not misleading or otherwise.

                                    ARTICLE 5
                             [INTENTIONALLY OMITTED]

                                    ARTICLE 6
                    REPRESENTATIONS AND WARRANTIES OF NETWORK

         Network, Church and Mead hereby represents, warrants, and agrees, jointly and severally, to and with each Equity Owner that:

         6.1. Organization and Standing of Network. Network is a corporation organized and in good standing under the laws of the state of Nevada. Network has full requisite power and authority to carry on its business as it is now being conducted, and to own, operate, and lease the properties now owned, operated, or leased by it. Network is duly authorized and qualified to carry on its business in the manner as now conducted in each state in which authorization and qualification is required. Network has made available to Sunwin and its representatives as requested true, correct and complete copies of the contents of Network's minute book, which are accurate in all respects and set forth fully and fairly all of Network's corporate transactions required to be approved by its board of directors and/or shareholders.

         6.2 Capacity to Enter into Agreement. Network has full right, power and authority to execute and deliver this Agreement and all other agreements, documents and instruments to be executed in connection herewith and perform such its obligations hereunder and thereunder. The execution and delivery by Network of this Agreement and all other agreements, documents and instruments to be executed by Network in connection herewith have been authorized by all necessary action by Network, other than for the approval of the Board of Directors of Network, which will be sought pursuant to this Agreement. When this Agreement and all other agreements, documents and instruments to be executed by Network in connection herewith are approved and authorized by the Board of Directors of Network and are executed by Network and delivered to Sunwin, this Agreement and such other agreements, documents and instruments will constitute the valid and binding agreements of Network, enforceable against Network in accordance with their respective terms, except as such enforceability may be limited by or subject to (a) any bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to creditors' rights generally and (b) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

         6.3 Conflicts. The execution, delivery, and consummation of the transactions contemplated by this Agreement will not (a) violate, conflict with or result in the breach or termination of, or otherwise give any other contracting party the right to terminate, or constitute a default (by way of substitution, novation or otherwise) under the terms of, any contract to which Network is a party or by which Network is bound or by which any of the assets of Network is bound or affected, (b) violate any judgment against, or binding upon, Network or upon the assets of Network, (c) result in the creation of any lien, charge or encumbrance upon any assets of Network pursuant to the terms of any such contract, or (d) violate any provision in the charter documents, bylaws or any other agreement affecting the governance and control of Network.

         6.4 Consents. No consent from, or other approval of, any governmental entity or any other person, which has not been obtained, is necessary in connection with the execution, delivery, or performance of this Agreement by Network.

         6.5 Litigation. There is no action, suit, proceeding, or claim pending or, to the knowledge of Network, threatened against Network by persons not a party to this Agreement wherein an unfavorable decision, ruling, or finding would render unlawful or otherwise adversely affect the consummation of the transactions contemplated by this Agreement.

         6.6 Finder's Fees. Except as set forth on Schedule 4.23 hereto, all negotiations relative to this Agreement and the transactions contemplated hereby have been carried on by Network and its counsel directly with Sunwin and the Equity Owners and their counsel, without the intervention of any other person as the result of any act by Network, and so far as is known to Network, without the intervention of any other person in such manner as to give rise to any valid claim against any of the parties hereto for a brokerage commission, finders' fee, or any similar payment.

         6.7 Valid Issuance. Each share of Network Common Stock to be issued to the shareholders of Sunwin in connection with the Exchange shall (when issued in accordance with this Agreement) be duly and validly authorized and issued, fully paid and non-assessable.

         6.8 Business Activity. Except as set forth on Schedule 6.8 hereto, Network has engaged in no business activities within the past six years.

         6.9 SEC Filings and Related Matters. Since January 1, 2002, Network has filed all forms, reports, statements and other documents required to be filed with the U.S. Securities and Exchange Commission, including, without limitation, all Annual Reports on Form 10-KSB, all Quarterly Reports on Form 10-QSB, all proxy statements relating to meetings of shareholders (whether annual or special), all Reports on Form 8-K and all Registration Statements (all such filings being referred to hereinafter as the "SEC Reports"). All of the SEC Reports are true and correct in all material respects and such filings have not included any material misstatement or omitted to state any fact which a reasonable investor would deem to be material. The financial statements contained in the Annual Report on Form 10-KSB for the fiscal year ended April 30, 2003 (the "Financial Statements") fully and fairly set forth the financial position of Network as of the dates thereof and the results of operations for the periods indicated and have been prepared in accordance with accounting principles applied on a consistent basis. There is no basis for the assertion of any liabilities or obligations, either accrued, absolute, contingent, or otherwise, which might adversely affect Network, or the value, use, operation or enjoyment of the assets of Network and which is not expressly set forth on the balance sheet of Network as of January 31, 2004 contained in the Quarterly Reports on Form 10-QSB for the three months ended as of such date.

6.10 Capitalization of Network. The authorized capital stock of Network (the "Network Capital Stock") consists of 5,555,555 shares of Network Common Stock, 1,915,378 of which were issued and outstanding prior to the consummation of the Exchange, and 1,000,000_ shares of Preferred Stock, none of which are issued and outstanding. The shares of Network Capital Stock issued and outstanding prior to the consummation of the Exchange are duly and validly authorized and issued and are fully paid and non-assessable, and were not issued in violation of the pre-emptive rights of any current or former shareholder. The shares of Network Capital Stock issued and outstanding prior to the consummation of the Exchange were issued, and all secondary transfers of such shares permitted by Network were made, in compliance with all applicable law (including, without limitation, available exemptions from the securities offering registration requirements of federal and state law). No option, warrant, call, subscription, convertible security, or commitment of any kind obligating Network to issue any Network Capital Stock exists. There is not any compensation plan applicable to any of the officers, directors, or employees of Network under which compensation accrued or payable is determined, in whole or in part, by reference to Network Capital Stock. There are no agreements or commitments obligating Network to repurchase or otherwise acquire any Network Capital Stock.

                                    ARTICLE 7
                                    COVENANTS

         7.1 Conduct of Business. Except as contemplated by this Agreement, during the period from the date hereof to the Effective Time or the termination of this Agreement, unless otherwise agreed to in writing by the other entity party hereto, Church and Mead shall cause Network to shall conduct, and each Equity Owner shall cause Sunwin to conduct, its business in the ordinary course consistent with past practice and shall use reasonable efforts to keep its assets in good repair and working order except for ordinary wear and tear, maintain any existing insurance on the assets, and preserve intact Sunwin's and Network's respective businesses. Without limiting the generality of the foregoing, after the date hereof and until the Effective Time or the termination of this Agreement, Church and Mead shall cause Network not to, and each Equity Owner shall cause Sunwin not to, (a) make any acquisition, by means of a merger or otherwise, of a material amount of assets or securities, other than acquisitions in the ordinary course consistent with past practice; (b) agree to any sale, lease, encumbrance or other disposition of a material amount of assets or securities or any material change in its capitalization, other than sales or other dispositions in the ordinary course consistent with past practice; (c) enter into any material contract other than in the ordinary course of business or agree to any release or relinquishment of any material contract rights; (d) incur any long-term debt or short-term debt for borrowed money except for debt incurred in the ordinary course consistent with past practice; or (e) agree in writing or otherwise to take any of the foregoing actions.

         7.2 Acquisition Proposals. Church and Mead agree to cause Network not to, and each Equity Owner agrees that it shall cause Sunwin not, directly or indirectly, and shall instruct its officers, directors, employees, agents or advisors or other representatives or consultants not to, directly or indirectly, until the Effective Time or the termination of this Agreement, solicit or initiate any proposals or offers from any person relating to any acquisition, purchase or sale of all or a material amount of the assets of, or any securities of, or any merger, consolidation or business combination with, Network or Sunwin.

         7.3 Access to Information. Between the date hereof and the Effective Time, Church and Mead shall cause Network to (a) give to the Equity Owners and their authorized representatives such access during regular business hours to Network's books, records, properties, personnel and to such other information as the Equity Owners reasonably request and shall instruct Network's independent public accountants to provide access to their work papers and such other information as the Equity Owners may reasonably request, and (b) cause its officers to furnish the Equity Owners with such financial and operating data and other information with respect to the business and properties of Network as the Equity Owners may reasonably request. Between the date hereof and the Effective Time, each Equity Owner shall cause Sunwin to, (a) give Network, Church and Mead and their authorized representatives such access during regular business hours to Sunwin's books, records, properties, personnel and to such other information as Network, Church and Mead reasonably request and shall instruct Sunwin's independent public accountants to provide access to their work papers and such other information as Network, Church and Mead may reasonably request, and (b) cause Sunwin's officers to furnish Network, Church and Mead with such financial and operating data and other information with respect to the business and properties of Sunwin as Network, Church and Mead may reasonably request.

         7.4 Best Efforts. Upon the terms and subject to the conditions hereof, all of the parties hereto agree to use their best efforts to take, or cause to be taken, all appropriate action, and to do, or cause to be done, all things necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement and to cooperate in connection with the foregoing, including using best efforts (a) to obtain any necessary waivers, consents and approvals from other parties to material notes, licenses, agreements, and other instruments and obligations; (b) to obtain any material consents, approvals, authorizations and permits required to be obtained under any federal, state or local statute, rule or regulation; (c) to defend all lawsuits or other legal proceedings challenging this Agreement or the consummation of the transactions contemplated hereby; (d) promptly to effect all necessary filings and notifications; and (e) to deliver the accounting records of Network's current auditor to the new auditors designated by the Equity Owners.

         7.5 Board of Directors. Subject to full compliance with all applicable laws, rules and regulations, as soon as possible after the Effective Time, the Board of Directors of Network shall be expanded to a total of three seats. Subject to the preceding, as soon as possible after the Effective Time, Church and Mead shall cause Network to take all action as is necessary to cause three designees of Sunwin to be elected to such Board of Directors, and (after such election) Church and. Mead shall resign from their respective seats on such Board of Directors and from all offices that they respectively hold with Network. Such resignations and elections shall be a condition subsequent to consummation of the transactions contemplated by this Agreement.

         7.6      [INTENTIONALLY OMITTED]

         7.7      [INTENTIONALLY OMITTED]

         7.8 Press Releases. No party shall issue any press release or otherwise make any public statement with respect to this Agreement or the transactions contemplated herein without the prior written consent of the other party (which consent shall not be unreasonably withheld), except as may be required by applicable law or stock exchange regulation (provided that such required statements are provided to the other party in advance with an opportunity to comment thereon).

                                    ARTICLE 8
                                 INDEMNIFICATION

         8.1 Survival of Representations and Warranties. All of the representations and warranties made by the parties hereto in this Agreement or pursuant hereto, shall be continuing and shall survive the closing hereof and the consummation of the transactions contemplated hereby, notwithstanding any investigation at any time made by or on behalf of any party hereto.

         8.2 Indemnification by Equity Owners. Each Equity Owner, jointly and severally, shall protect, indemnify and hold harmless Network, Church and Mead, and their respective officers, directors, shareholders, attorneys, accountants, employees, affiliates, successors and assigns, from any and all demands, claims, actions, causes of actions, lawsuits, proceedings, judgments, losses, damages, injuries, liabilities, obligations, expenses and costs (including costs of litigation and attorneys' fees), arising from any breach of any agreement, representation or warranty made by any Equity Owner in this Agreement; provided, however, that indemnification as to the representations and warranties contained in Sections 4.4. 4.5, 4.6 and 4.7 shall be provided severally, but not jointly.

         8.3 Indemnification by Church and Mead. Church and Mead, jointly and severally, shall protect, indemnify and hold harmless Sunwin and each Equity Owner, and their respective officers, directors, shareholders, attorneys, accountants, employees, affiliates, heirs, beneficiaries, legal representatives, successors and assigns, from any and all demands, claims, actions, causes of actions, lawsuits, proceedings, judgments, losses, damages, injuries, liabilities, obligations, expenses and costs (including costs of litigation and attorneys' fees), arising from any breach of any agreement, representation or warranty made by Network, Church or Mead in this Agreement.

         8.4 Limitations on Indemnification Obligations. The Equity Owners shall have no liability to Network, Church or Mead under Section 8.2, and Church and Mead shall have no liability to Sunwin or Equity Owner under Section 8.3, until the amount of claims under Section 8.2 (in the case of the indemnification of Network, Church or Mead) or under Section 8.3 (in the case of the indemnification of Sunwin and the Equity Owners), as the case may be, exceeds $50,000 in the aggregate.

                                    ARTICLE 9
                              CONDITIONS TO CLOSING

         9.1 Conditions to the Parties' Obligations to Close. The respective obligations of the Equity Owners, Church, Mead, and Network to enter into the Exchange are subject to the satisfaction at or prior to the Effective Time of the following conditions:

         (a) As of the Effective Time, no action, suit or proceeding shall have been instituted or, to the knowledge of the parties, be pending or threatened before any court or other governmental body by any public agency or governmental authority seeking to restrain, enjoin or prohibit the consummation of the transactions contemplated hereby or to seek damages or other relief in connection therewith against any officer or director of Sunwin, any Equity Owner, Network, Church or Mead; and

         (b) All third party and other consents required for the Exchange shall have been obtained; and

         (c) The business, legal, technical and financial due diligence of each party of the other shall have been completed and shall be satisfactory to each party in its sole discretion; and

         (d) There shall not have been any material adverse change in the financial condition, operations, business prospects, employee relations, customer relations, assets, liabilities (accrued, absolute, contingent, or otherwise) or income of either Sunwin or Network, or the business of either Sunwin or Network; and

         (e) The legal research and analysis as to the availability and anticipated perfection of exemptions from all applicable Federal and state securities offering registration requirements relating to the issuance of the Network Common Stock in connection with the Exchange shall have been completed and shall be satisfactory to Network and the Equity Owners in their sole discretion; and

         (f) Certain SunWin stockholders shall have entered into an agreement with Church and Mead whereby it acquires from them 750,000 of the shares of Network's common stock held by them for a cash purchase price of $175,000.

         9.2 Further Conditions to Equity Owners' Obligations to Close. The obligations of the Equity Owners to enter into the Exchange are further subject to the satisfaction at or prior to the Effective Time of the following conditions:

         (a) Each of the representations and warranties of Network, Church and Mead contained in this Agreement shall be true and correct in all respects at and as of the Closing as if each such representation and warranty were made at and as of the Closing, Network, Church and Mead shall have performed in all respects all agreements and covenants required by this Agreement to be performed by them separately or collectively prior to or at the Closing, and at the Closing there shall be delivered to Equity Owners customary bring-down certificates (each dated as of the Closing, signed by Network, Church and Mead ) to the foregoing effects; and

         (b) Network shall have satisfied all of its periodic reporting requirements with the Commission through the date of the Exchange; and

         (c)      Network shall have no liabilities as of the Closing Date; and

         (d) Church and Mead shall have delivered the minute books and other corporate records of Network to the Equity Owners.

         9.3 Further Conditions to Network's, Church's and Mead's Obligations to Close. The obligations of the Network, Church and Mead to enter into the Exchange are further subject to the satisfaction at or prior to the Effective Time of the following conditions:

         (a) Each of the representations and warranties of the Equity Owners contained in this Agreement shall be true and correct in all respects at and as of the Closing as if each such representation and warranty were made at and as of the Closing, Equity Owners shall have performed in all respects all agreements and covenants required by this Agreement to be performed by them separately or collectively prior to or at the Closing, and at the Closing there shall be delivered to Network, Church and Mead customary bring-down certificates (each dated as of the Closing, signed by Equity Owners) to the foregoing effects; and

         (b) Network shall have entered into a piggy-back registration rights agreement with each of Church and Mead (satisfactory to each of Network, Church and Mead) whereby Network agrees to include all shares of Network Common Stock owned separately by Church and Mead in any subsequent registration that Network undertakes with the Commission; and

          (c) Network shall have entered into management consulting and non-compete agreements with each of Church and Mead whereby Network will issue to Church and Mead, respectively, a total of 118,280 and 48,387 shares of its common stock, adjusted proportionately for forward and reverse stock splits, stock dividends, recapitalizations and the like.

                                   ARTICLE 10
                             ABANDONMENT OF EXCHANGE

         Notwithstanding anything contained in this Agreement to the contrary, this Agreement may be terminated and the Exchange abandoned at any time prior to the Effective Time:

         (a)      By mutual consent of the Equity Owners, Network, Church and
                  Mead; or

         (b)      By the Equity Owners if any of the conditions set forth in
                  Section 9.1 or 9.2 are not satisfied in any respect or waived by them on or before the Closing, or if the Closing has not occurred before the end of business hours on the Closing Date, other than due to a breach of this Agreement by the Equity Owners; or

         (c) By the Boards of Directors of Network if any of the conditions set forth in Section 9.1 or 9.3 are not satisfied in any respect or waived by Network on or before the Closing, or if the Closing has not occurred before the end of business hours on the Closing Date, other than due to a breach of this Agreement by either of Network; or

         (d) By the Board of Directors of Network, if such Board of Directors determine that the consummation of the transaction provided for herein would not, for any reason, be in the best interests of Network and its shareholders.

                                   ARTICLE 11
                            MISCELLANEOUS PROVISIONS

         11.1 Complete Agreement. This Agreement contains a complete and exclusive statement of the agreement of the parties with respect to the subject matter hereof, and all prior negotiations and agreements between the parties are superseded by this Agreement.

         11.2 Waiver and Amendment. Any representation, warranty, covenant, term or condition of this Agreement which may legally be waived, may be waived, or the time of performance thereof extended, at any time by the party entitled to the benefit thereof, and any term, condition or covenant hereof (including, without limitation, the period during which any condition is to be satisfied or any obligation performed) may be amended by the parties at any time. Any waiver, extension or amendment shall be evidenced by any instrument in writing executed on behalf of the appropriate party or parties or on its behalf by its Chairman, President or any Vice President or other person who has been authorized by its Board of Directors to execute waivers, extensions or amendments on its behalf. No representation, warranty, covenant, agreement, term or condition of this Agreement contained in Article 4, Article 7 or Section 8.2 may be amended or waived unless such amendment or waiver is approved by eighty percent (80%) of Network stockholders who are not an Equity Owner and who are not affiliated in anyway with any Equity Owner. Moreover, this Section 11.2 may be amended or waived only if such amendment or waiver is approved by eighty percent (80%) of Network stockholders who are not an Equity Owner and who are not affiliated in anyway with any Equity Owner.

         11.3 Assignment; Binding Effect. This Agreement may not be assigned by either party without the written consent of the other party. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns.

         11.4 Notices. Any notice, demand, claim or other communication under this Agreement shall be in writing and shall be deemed to have been given upon the delivery or mailing thereof, as the case may be, if delivered personally or sent by certified mail, return receipt requested, postage prepaid, to the parties at such address as a party may specify by notice to the other.

         11.5 Governing Law. AS TO ALL MATTERS OF LAW, THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH NEVADA LAW, REGARDLESS OF THE LAWS THAT MIGHT OTHERWISE BE APPLICABLE UNDER PRINCIPLES OF CONFLICTS OF LAW.

         11.6 Headings. Any headings in this Agreement are solely for convenience of reference and shall not affect its interpretation.

         11.7 Execution of Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

         11.8 Severability. If any provision of this Agreement is held or deemed to be, or in fact is, invalid, inoperative or unenforceable for any reason, this Agreement shall be construed as though such invalid, inoperative or unenforceable provision had never been contained in this Agreement.

         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement on the day and year first above written.

"NETWORK"

NETWORK USA, INC.,
a Nevada corporation


By:_________________________________
   Baozhang Yuan, Chief Executive Officer



------------------------------------        ------------------------------------
         Richard J. (Rick) Church                       Michael L. Mead

"EQUITY OWNERS"



------------------------------------       ------------------------------------
         Laiwang Zhang                                    Baozhang Yuan



------------------------------------      ------------------------------------
         Xianfeng Kong                                        Lei Zhang

                                   CERTIFICATE

         Each of the undersigned hereby certifies and acknowledges that the undersigned has signed and executed the foregoing agreement with multiple original signature pages at separate locations to be effective immediately upon signing and that the transmission of a telecopier facsimile of their respective signatures, each to the other, shall be sufficient to cause the mutual delivery of this executed agreement in order to bind the parties and make the agreement effective upon the date of signing. It is further certified, acknowledged and agreed that the original signature pages are to be circulated hereafter but that the failure of any party to obtain the original signature pages hereafter shall not affect the validity and effectiveness of this agreement which is effective from and after the execution by all parties and the transmission by telecopier facsimile of the signature of all parties, each to the other.

         IN WITNESS WHEREOF, the parties hereto have signed their names hereto as of the first date written above.

NETWORK USA, INC.,
a Nevada corporation


By:_________________________________
         Baozhang Yuan, Chief Executive Officer



------------------------------------       ------------------------------------
         Richard J. (Rick) Church                             Michael L. Mead

"EQUITY OWNERS"



------------------------------------       ------------------------------------
         Laiwang Zhang                                        Baozhang Yuan



------------------------------------        ------------------------------------
         Xianfeng Kong                                        Lei Zhang

                                   SCHEDULE I

Name of Shareholder        Title                 Number of            Number of
                                               SunWin Shares      Network Shares

Laiwang Zhang          Chairman, Director        14,500,000           1,264,103
Baozhang Yuan          CEO, Director              6,000,000             523,077
Xianfeng Kong          CRO, Treasurer, Director   6,000,000             523,077
Lei Zhang              Secretary, Director        6,000,000             523,077

TOTAL                                            32,500,000           2,833,334

                                  Schedule 4.8
                              Financial Statements

         The financial statements following this page shall be the financial statement to be attached as Schedule 4.8.

                                  Schedule 4.23
                                  Finders Fees

         Search4.com, Inc., Mark Scarbo, and all other finders as a group (the "Finder") will receive an aggregate total of

         (a) 8,333 common shares of Network as compensation and satisfaction of all existing agreements between Network, or any of its accountants, attorneys, consultants, employees, agents and other representatives and Finder, and Church and Mead agree to undertake all necessary actions with the transfer agent to have the certificates properly transmitted into the name of the Finder; and

         (b) SunWin shall issue to Mark Scarbo and Epifanio Almodovar 10,417 and 10,416 common shares (respectively) as compensation and satisfaction of all existing agreements between SunWin, or any of its accountants, attorneys, consultants, employees, agents and other representatives and Finder.

                                  Schedule 6.8
                           Network's Business Activity

         On April 30, 2002, Network commenced real estate activities on an extremely limited basis when it received an assignment from one of its stockholders of a 20% interest in One Genesis, Inc., a private Texas corporation that invested in a single retail shopping center located in Houston, Texas. Around August 2002, a stockholder of One Genesis purchased Network's interest in One Genesis. Starting September 25, 2002, Network engage in some securities trading activities with the proceeds from the sale of the interest in One Genesis. On September 24, 2003, Network liquidated all of its securities positions except one that was liquidated on September 26, 2003. The preceding are Network's sole securities transactions. The results of these activities are reflected in the financial statements contained in Network's reports filed with the U.S. Securities and Exchange Commission. Network intentionally limited the duration of this activity with a view to avoiding becoming an "investment company" under the Investment Company Act of 1940. In view of this possibility, Network prepared a directors consent in accordance with the Rule 3a-2 under the Investment Company Act of 1940 with a view to perfecting "transient investment company" status and thereby be temporarily exempt from the requirements of such act. Between August 2002 and the present, Network looked at a number of properties with prospective joint venture partners and (with such partners) made several offers, all but one of which were not accepted. When the change in control of Network to the principals of Sunwin became likely, Network assigned its interest in the one accepted offer.